Derivative Instruments	6 Months Ended
Jun. 30, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments

9. Derivative Instruments

In connection with the issuance of the 2022 Bonds and the 2021 Bonds (Note 8), the Company entered into certain cross-currency swap agreements to manage the related foreign currency exchange risk by effectively converting the fixed-rate, Euro-denominated Bonds, including the semi-annual interest payments for the period from July 26, 2022 to July 26, 2029 and from October 21, 2021 to October 21, 2025, respectively to fixed-rate, U.S. Dollar-denominated debt. The economic effect of the swap agreements is to eliminate the uncertainty of the cash flows in U.S. Dollars associated with the issuance of the 2022 Bonds and the 2021 Bonds by fixing the principal amount of the 2022 Bonds and the 2021 Bonds, with a fixed annual interest rate. The cross-currency swap agreement related to the 2022 Bonds was designated as an accounting hedge.

Derivative instruments not designated as hedges are not speculative and are used to manage the Company’s exposure to identified risks but do not meet the strict hedge accounting requirements and/or the Company has not elected to apply hedge accounting. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in the consolidated statements of comprehensive income. Changes in the fair value of derivatives designated as accounting hedges are recorded in the consolidated statements of other comprehensive income (effective portion), until the hedged item is recognized in the consolidated statements of comprehensive income.

9. Derivative Instruments - Continued

The following table summarizes the terms of the cross-currency swap agreements and their respective fair value as of June 30, 2025.

Derivative Asset:
Effective Date	Termination Date	Notional Amount in thousands of EUROS	Notional Amount in United States Dollars	Fixed Rate the Company receives in EURO	Fixed Rate the Company pays in United States Dollars	Fair Value June 30, 2025, in United States Dollars
26/07/2022	26/07/2029	100,000	101,800	4.40%	6.55%	$14,846
21/10/2021	21/10/2025	120,000	139,716	2.65%	3.66%	2,040
21/10/2021	21/10/2025	30,000	34,929	2.65%	3.69%	380
				Total Fair Value		$17,266

The fair value of the cross-currency swap agreements is presented net of accrued interest expense which is recorded in “Accrued liabilities” in the unaudited condensed consolidated balance sheets.

The following tables summarize the effect of the cross-currency swap agreements for the six-month periods ended June 30, 2025 and 2024:

–	Derivative designated as accounting hedge
Amount of gain recognized in other comprehensive income	For the six-month periods ended June 30,
Amount of gain recognized in other comprehensive income	2025	2024
Cross-currency swap agreement related to 2022 Bonds	$12,293	$(4,492)
Reclassification to other (expense) / income, net	(12,116)	4,671
Total gain recognized in accumulated other comprehensive income	$177	$179

The estimated net expense that is expected to be reclassified within the next 12 months from Accumulated Other Comprehensive Loss to earnings in respect of the settlements on cross-currency swap agreements designated as accounting hedge, amounts to $1,519.

–	Derivatives not designated as accounting hedges:
	For the six-month periods ended June 30,
Amount of gain / (loss) recognized in other income, net	2025	2024
Change in fair value of derivatives related to 2021 Bonds	$20,534	$(5,043)
Realized interest expense of derivatives related to 2021 Bonds	(979)	(1,076)
Total gain / (loss) recognized in other income, net	$19,555	$(6,119)